AMENDMENT NO. 1 TO ACQUISITION AGREEMENT

     This Amendment No. 1 to Acquisition Agreement (“Amendment”) is made and entered into as of August 2, 2006, by and between Impex Inc., a Texas corporation ("Seller"), and Nitches, Inc., a California corporation ("Buyer") and with respect to the following facts:

     A. Seller and Buyer entered into that certain Acquisition Agreement dated as of June 22, 2006 (the “Agreement”).

     B. Seller and Buyer now wish to amend the Agreement for the purpose of (i) confirming the satisfaction, waiver and modification of certain conditions to the closing under the Agreement, and (ii) modifying the form of Buyer Note under the Agreement, all as set forth herein.

     IN CONSIDERATION OF the foregoing premises and mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment agree as follows:

     1. Amendments to Agreement. The specific provisions of the Agreement indicated below are hereby amended as follows:

          (a) Buyer's Conditions to Closing under Section 7(a). In connection with Section 7(a) of the Agreement, Buyer hereby certifies and agrees as follows:

               (i) Concurrently with the execution of this Amendment, Buyer has received and accepted from Seller a certificate in satisfaction of the condition to closing identified in Section 7(a)(iv) of the Agreement.

               (ii) Concurrently with the execution of this Amendment, Buyer has received and accepted from Seller an opinion of Bell Nunnally & Martin LLP in satisfaction of the condition to closing identified in Section 7(a)(v) of the Agreement.

               (iii) Buyer hereby waives the conditions to closing under the Agreement identified in Section 7(a)(i), 7(a)(ii), 7(a)(iii), 7(a)(iv), and 7(a)(v).

          (b) Seller's Conditions to Closing under Section 7(b). In connection with Section 7(b) of the Agreement, Seller hereby certifies and agrees as follows:

               (i) Concurrently with the execution of this Amendment, Seller has received and accepted from Buyer a certificate in satisfaction of the condition to closing identified in Section 7(b)(vii) of the Agreement.

               (ii) Concurrently with the execution of this Amendment, Buyer has received and accepted from Seller an opinion of Duane Morris LLP in satisfaction of the condition to closing identified in Section 7(a)(viii) of the Agreement.

               (iii) Seller hereby waives the conditions to closing under the Agreement identified in Section 7(b)(i), 7(b)(iv), 7(b)(v), 7(b)(vi), 7(b)(vii) 7(b)(viii) and 7(b)(ix).

          (c) Buyer Note under Exhibit A. The parties agree that the form of Buyer Note attached to this Amendment shall supersede and replace the form of Buyer Note in the Agreement.

     2. Impact on Other Provisions. All other terms and conditions of the Agreement not specifically amended by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives as of the date first written above.

IMPEX INC.

/s/ Raji K. Singh
By:	Raji K. Singh
Its:	President

NITCHES, INC.

/s/ Paul M. Wyandt
By:	Paul M. Wyandt
Its:	President